UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 15, 2004

BANK ONE, DELAWARE, NATIONAL ASSOCIATION

(Formerly FIRST USA BANK, NATIONAL ASSOCIATION)

(Exact name of registrant as specified in its charter)

(As Servicer on behalf of CC MASTER CREDIT CARD TRUST II (FORMERLY

CHEVY CHASE MASTER CREDIT CARD TRUST II))

Laws of the United States	33-99334	51-0269396
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or organization)		Number)

201 North Walnut Street, Wilmington, Delaware	19801

(Address of principal executive offices)	(Zip Code)

302/594-4000

Registrant’s telephone number, including area code

N/A

(Former name, former address and former fiscal year, if changed since last report)

Item 7.	Financial Statements and Exhibits

(c)	Exhibits.

The following exhibits are filed as a part of this report:

99.1	Excess Spread Analysis

99.2	Monthly Certificateholders’ Statement for Series 1996-C

99.3	Monthly Statement to Certificateholders for Series 1996-C

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANK ONE, DELAWARE, NATIONAL ASSOCIATION (Formerly FIRST USA BANK, NATIONAL ASSOCIATION) As Servicer of the CC Master Credit Card Trust II (formerly Chevy Chase Master Credit Card Trust II)

By:	/s/ Randy J. Redcay

Name: Randy J. Redcay
Title: First Vice President

Date: January 15, 2004

Exhibit Index

Exhibit No.	Description

99.1	Excess Spread Analysis

99.2	Monthly Certificateholders’ Statement for Series 1996-C

99.3	Monthly Statement to Certificateholders for Series 1996-C